UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 5, 2006

MANARIS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-33199	88-0467848
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

1155 Rene-Levesque Blvd. West Suite 2720 Montreal, Quebec Canada H3B 2K8
(Address of principal executive offices and Zip Code)

(514) 337-2447
(Registrant's telephone number, including area code)

WITH COPIES TO:
DARRIN OCASIO ESQ.
SICHENZIA ROSS FRIEDMAN FERENCE LLP
1065 AVENUE OF AMERICAS
NEW YORK, NEW YORK 10018
Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER INFORMATION

On June 5, 2006, Manaris Corp. (“Manaris” or the “Company”) released the corporate presentations and press releases annexed hereto in connection with an “Investor Day” held at the Company’s facilities in Montreal, Canada.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit	Description

99.1	Investor Day Powerpoint Presentations
99.2	Press Release dated June 5, 2006
99.3	Press Release dated June 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANARIS CORPORATION

Dated: June 5, 2006	By:	/s/ John G. Fraser
John G. Fraser
President and Chief Executive Officer